UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 10, 2008

Ferrellgas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

Ferrellgas, Inc. Unaudited Balance Sheets
We are filing the unaudited interim condensed consolidated balance sheets and footnotes of Ferrellgas Partners, L.P.’s and Ferrellgas, L.P.’s non-public general partner, Ferrellgas, Inc., to update its most recent audited consolidated balance sheets. See Exhibit 99.15 for the unaudited condensed consolidated balance sheets and footnotes of Ferrellgas, Inc.

Item 9.01 Financial Statements and Exhibits.

The following materials are filed as exhibits to this Current Report on Form 8-K.
Exhibit 99.15-Unaudited interim condensed consolidated balance sheets of Ferrellgas, Inc. and footnotes as of April 30, 2008 and July 31, 2007.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

September 10, 2008	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer

Ferrellgas Partners Finance Corp.

September 10, 2008	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

Ferrellgas, L.P.

September 10, 2008	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer

Ferrellgas Finance Corp.

September 10, 2008	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

Top of the Form

Exhibit Index

Exhibit No.	Description

99.15	Ferrellgas, Inc. Condensed Consolidated Balance Sheets (unaudited) as of April 30, 2008 and July 31, 2007